SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                      Frontier Adjusters of America, Inc.
                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  Patric Greer
                -----------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l), or 14a-6(i)(2).

[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)     Title of each class of securities to which transaction applies:
                ----------------------------------------------------------------

         2)     Aggregate number of securities to which transaction applies:
                ----------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*
                ----------------------------------------------------------------

         4)     Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------------

*Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:_______________________________________________
2)       Form Schedule or Registration Statement No.: _________________________
3)       Filing Party:_________________________________________________________
4)       Date Filed:___________________________________________________________

                      FRONTIER ADJUSTERS OF AMERICA, INC.

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 13, 1995

                    ----------------------------------------


         The Annual Meeting of Shareholders of Frontier Adjusters of America, Inc., an Arizona corporation (the "Company"), will be held on Friday, October 13, 1995 at 9:00 a.m. (Phoenix, Arizona time) at the Company's principal executive office located at 45 East Monterey Way, Phoenix, Arizona for the following purposes:

         1. To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

         2. To ratify the appointment of McGladrey & Pullen, LLP, Certified Public Accountants, as the auditors of the Company for the Company's fiscal year ending June 30, 1996.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
         Only shareholders of record as of the close of business on August 18, 1995 are entitled to notice of, and to vote at, the meeting and adjournment thereof.

         All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she previously has returned a proxy.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                 By  Order  of  the Board of Directors,

                                 James S. Rocke

                                 James S. Rocke
                                 Secretary


Phoenix, Arizona
September 10, 1995

                      FRONTIER ADJUSTERS OF AMERICA, INC.

                    ----------------------------------------

                                PROXY STATEMENT

                    ----------------------------------------

GENERAL

                  The enclosed Proxy is solicited on behalf of Frontier Adjusters of America, Inc. an Arizona corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Shareholders to be held on Friday, October 13, 1995 at 9:00 a.m.
(Phoenix, Arizona time) (the "Meeting"), and at any and all adjournments thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the Company's principal executive office, located at 45 East Monterey Way, Phoenix, Arizona 85012.

                  These  proxy   solicitation   materials  were  mailed  to  all
shareholders entitled to notice of, and to vote at, the Meeting on or about September 10, 1995.

RECORD DATE

                  The Board of Directors has fixed the close of business on August 18, 1995 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

REVOCABILITY OF PROXIES

                  Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Secretary of the Company written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

VOTING SOLICITATION

                  As of the close of business on the Record Date, there were 4,690,898 shares of the Company's common stock, par value $.01 per share ("Common Stock"), outstanding excluding 141,112 shares held by the Company as treasury stock. The Company has no other category of stock outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock is required to constitute a quorum at the meeting.

                  Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                  Shareholders have cumulative voting rights in the election of directors. Each shareholder is entitled to that number of votes equal to the number of shares of Common Stock owned by him or her multiplied to that number of directors to be elected. The shareholder may cumulate the shares of Common Stock and give one nominee all of the shareholder's votes or may distribute his or her votes on the same principle among as many nominees as he or she thinks fit to serve. The enclosed proxy does not seek discretionary authority to cumulate votes in the election of directors.

                  With respect to all other matters to be submitted to shareholders at the Meeting, each shareholder is entitled to one vote per share with respect to each matter presented. The affirmative vote of the holders of a majority of the shares of Common Stock then represented at the Meeting will constitute the act of the shareholders.
                  See "Security Ownership of Principal Shareholders and Management" with respect to the percentage of the outstanding shares of Common Stock beneficially owned by the Company's directors and executive officers.

                  The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

                  The 1995 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Report of Compensation Committee" below and "Company Performance" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  As of the close of business on the Record Date, there were 4,640,898 shares of Common Stock outstanding excluding 141,112 shares held by the Company as treasury stock. The following table sets forth the beneficial ownership of shares of Common Stock as of the close of business on the Record Date by each person known to the Company to own more than five percent of the outstanding shares of Common Stock, by each director of the Company and by all directors and executive officers of the Company as a group, which information as to beneficial ownership is based upon statements furnished to the Company by such persons:


                                                  Amount of Beneficial Ownership
                                                  ------------------------------
                                                   Common Stock $.01 Par Value
                                                  ------------------------------
          Name and Address(1)                     Number of Shares       Percent
----------------------------------------          ----------------       -------

William W. Strawther, Jr. and
Marjorie A. Strawther, his wife (3)                    442,138             9.52%
7108 North 15th Street
Phoenix, Arizona  85020

William J. Rocke and Garnet Rocke, his wife (4)        440,550             9.44%
P. O. Box 7641
Phoenix, Arizona  85011

George M. Hill (5)                                     173,390             3.74%

Jean E. Ryberg (6)                                     138,871             2.97%

Louis T. Mastos and Eva B. Mastos, his wife (7)        208,703             4.50%

Merlin J. Schumann and Donna L. Schumann, his wife      20,114             *

James S. Rocke (8)                                     440,086             9.42%

R. Scott Younker and Sandra L. Younker, his wife        93,469             2.01%

Patric R. Greer and Nancy S. Greer, his wife (9)        44,599             *

All officers and directors as a group
(nine persons) (10)                                  1,711,920            36.00%
-------------------------------------                ---------------------------
 *Less than 1%

(1) The number of shares shown in the table, including the notes thereto, have been rounded to the nearest whole share. Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control or power of disposition. Also includes shares of Common Stock that the identified person had the right to acquire within 60 days of August 1, 1995 by the exercise of stock options.

(2) The percentages shown include the shares of Common Stock which the person will have the right to acquire within 60 days of August 1, 1995. In calculating the percentage of ownership, all shares of Common Stock which the identified person will have the right to acquire within 60 days of August 1, 1995 upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock by any other person.

(3) Held as trustees under Trust Agreement, dated June 7, 1989, establishing the William W. Strawther, Jr. and Marjorie A. Strawther Living Trust, of which Mr. and Mrs. Strawther are beneficiaries. Excludes an aggregate of 200,000 shares beneficially owned by Mr. and Mrs. Strawther's son, in which shares Mr. and Mrs. Strawther disclaim any beneficial interest.

(4) Includes 290,000 shares held by Old Frontier Investment, Inc., of Arizona, of which Mr. Rocke holds 51% of the outstanding stock. Includes 26,936 shares subject to a currently exercisable stock option at $3.7125 per share.

(5) Excludes 50,000 shares held by Nell S. Hill, Mr. Hill's wife, and 112,243 shares held by Mr. Hill's children and grandchildren, in which shares he disclaims any beneficial interest.

(6) Includes 29,629 shares subject to a currently exercisable stock option at $3.375 per share.

(7) Includes 180,180 shares which are held in a trust under an agreement dated February 10, 1981, in which Mr. and Mrs. Mastos hold equal beneficial interests, and 25,523 shares which are held by the Louis T. Mastos & Associates, Inc. Employees Profit Sharing Plan, of which he is a trustee and the majority beneficial owner.

(8) Includes 290,000 shares held by Old Frontier Investment, Inc. of Arizona of which Mr. Rocke holds 49% of the outstanding stock. Includes 26,936 shares subject to a currently exercisable stock option at $3.7125 per share.

(9) Includes 29,629 shares subject to a currently exercisable stock option at $3.375 per share.

(10)  Excludes all duplicate reporting of holdings.

      To the best of knowledge of the Company, no person or groups of persons, other than officers and directors, beneficially own more than five percent of the Frontier Adjusters of America, Inc. Common Stock (based upon present records of the transfer agent).


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

                  A Board of nine directors is to be elected at the Meeting. The nominees for directors are Patric R. Greer, George M. Hill, Louis T. Mastos, William J. Rocke, Jean E. Ryberg, Merlin J. Schumann, William W. Strawther, Jr.,
R. Scott Younker and James S. Rocke, all of whom currently are directors of the Company. In the absence of direction by shareholders executing proxies, the persons named in the enclosed proxy will vote FOR the nominees named herein. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not presently expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified. Biographical information with respect to the nominees for directors is set forth below and under the heading "Information Concerning Directors and Executive Officers of the Company".

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

                  The following table sets forth certain information regarding the Company's directors and executive officers:

Name                       Age    Position(s) With the Company    Director Since
----                       ---     ----------------------------   --------------

Patric R. Greer            40     Director, Controller                      1994

George M. Hill             87     Director, Vice President, Assistant       1978
                                  Secretary, Member Audit Committee

Louis T. Mastos            74     Director, Member Audit Committee,         1978
                                  Member Compensation Committee

James S. Rocke             27     Director, Secretary/Treasurer             1993

William J. Rocke           71     Director, Chairman of the Board,          1975
                                  Chief Executive Officer

Jean E. Ryberg             63     Director, President                       1975

Merlin J. Schumann         51     Director, Member Audit Committee,         1984
                                  Member Compensation Committee

William W. Strawther, Jr.  69     Director, Vice Chairman of the Board      1978

R. Scott Younker           59     Director                                  1992


                  PATRIC R. GREER is a certified public accountant and has been with the Company as Controller since 1985. Mr. Greer was appointed a Director of the Company in October 1994. Mr. Greer graduated from Northern Arizona University with a B.S. degree in accounting. An employment agreement between Mr. Greer and the Company provides that Mr. Greer will be the controller of the Company through June 30, 2000.

                  GEORGE M. HILL has been associated with the Company in an advisory capacity for more than 25 years, has been a Vice President of the Company since 1985 and has been the Assistant Secretary of the Company since 1990. He has been a senior partner in the Phoenix law firm of Hill & Savoy for over 30 years. Mr. Hill is a Director and Secretary of National Car Rental, Phoenix, Denver and Colorado Springs, and Director and Vice President of Precise Metal Products Co., Phoenix and Salt Lake City.

                  LOUIS T. MASTOS has been the President of Louis T. Mastos & Associates, Inc., a managing general agency located in Reno, Nevada, since 1971. He is past President of the American Association of Managing General Agents. He was the Insurance Commissioner of the State of Nevada from 1965 to 1971 and currently serves on the Board of Directors of Western Acceptance Corp. from 1987 to 1991.

                  JAMES S. ROCKE has been employed by the Company since 1982 and currently is an adjuster in the Company's Phoenix office. Mr. Rocke was elected Secretary/Treasurer of the Company on January 29, 1993. Mr. Rocke
graduated from Arizona State University in 1991 with a B.S. degree in Finance. Mr. Rocke is the son of William J. Rocke.

                  WILLIAM J. ROCKE is the founder of the Company and has served as President of the Company and its predecessor entities since 1957. Mr. Rocke has been in the claims adjusting business since 1952. He has a law degree from the University of Denver and is a member of the Colorado Bar Association. The employment agreement between Mr. Rocke and the Company provides that Mr. Rocke will be the Chief Executive Officer of the Company through June 30, 2000. Mr. Rocke is the father of James S. Rocke.

                  JEAN E. RYBERG has been employed by the Company and its predecessors since 1962. She has held several positions with the Company and has been the Secretary/Treasurer of the Company and its predecessor entities since 1975. She also manages the Company's claims adjusting operations in Phoenix, Arizona. The employment agreement between Mrs. Ryberg and the Company provides that Mrs. Ryberg will be an executive officer of the Company through June 30, 2000.

                  MERLIN J. SCHUMANN has been a certified public accountant with the firm of Murray & Murray, P.C., located in Phoenix, Arizona, for over 20 years. Since December, 1990, Mr. Schumann has also held the position of General Securities Representative with H. D. Vest Investment Securities, Inc., a stock brokerage and investment counseling firm located in Irving, Texas.

                  WILLIAM W. STRAWTHER, JR. was the President and principal shareholder of Continental American Securities, Inc., located in Phoenix, Arizona from 1970 through 1982. He is a former member of the National Board of Governors of the National Association of Securities Dealers, Inc. He has been an independent business consultant since 1982.

                  R. SCOTT YOUNKER has been a licensee of the Company in Prescott, Arizona since 1979. He has been engaged in the claims adjusting business for 32 years.

                  All directors are elected at each annual meeting of the Company's shareholders for a term of one year and hold office until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

                  The Company's Board of Directors met four times in fiscal year 1995, and all members attend 75% or more of those meetings. The Board has two committees, an audit committee and a compensation committee.

                  Board members are reimbursed for expenses incurred while attending Board meetings, and each director, including employees of the Company, are paid $750 per Board meeting attended. During fiscal 1995, each director, except for Mr. Greer, received $3,000 for attendance at Board meetings. Mr. Greer was appointed to the Board of Directors on October 9, 1994 and received $2,250 for attendance at Board meetings during fiscal 1995.

                  The Company  has a standing  audit  committee  of the Board of
Directors of which Messrs.   Hill,  Mastos,   and  Schumann  are  members.   The
Committee held one meeting during the 1995 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  The Company's compensation committee of the Board of Directors consists of Messrs. Mastos and Schumann. Messrs. Mastos and Schumann have not nor are they presently serving as officers of the Company. The committee did not meet separately during the 1995 fiscal year, however, they did meet in July of 1995.

EXECUTIVE COMPENSATION

                                  Annual Compensation(1)
                                  ----------------------
          a                         b          c            d               e                 i
---------------------------       ----     ---------    ---------     -------------      ------------
                                                                       Other Annual        All Other
                                                                       Compensation      Compensation

Name and Principal Position       Year     Salary($)     Bonus($)         ($)  (2)          ($)  (3)
------------------------------------------------------------------------------------------------------
Willliam J. Rocke, CEO,           1995     206,636       50,000                --             23,670
Chairman, Director                1994     196,796       50,000                --             32,250
                                  1993     187,425       46,210                --             33,750

Jean E. Ryberg, President         1995     145,861       50,000                --             29,168
President, Director               1994     138,915       50,000                --             32,250
Director                          1993     132,300       46,210                --             33,064

(1) Columns f, g and h have been omitted as there has been no compensation awarded to, earned by or paid to any of the named executives in any fiscal year covered by these columns.

(2) No perquisites were received by any person named above greater than the lesser of $50,000 or 10% of salary plus bonus.

(3)   "All Other  Compensation"  includes (i) directors fees of $3,000 in fiscal
      1995, $2,250 in fiscal 1994 and $3,750 in fiscal 1993 for both Mr. Rocke and Mrs. Ryberg; (ii) profit sharing contributions of $20,670 for the year ended June 30, 1995 and $30,000 each year for the years ended June 30, 1994 and 1993 for Mr. Rocke and $26,168, $30,000 and $29,314 for Mrs.
      Ryberg for the years ended June 30, 1995, 1994 and 1993, respectively.


OPTION/SAR EXERCISES AND HOLDINGS

                  The following table is a summary of all Company stock options granted to the Named Executives during 1995. Individual grants are listed separately for each Named Executive. In addition, this table shows the potential gain that could be realized if the fair market value of the Company's common shares were to appreciate at either 5% or 10% annual rate over the period of the option term (5 years for Mr. Rocke and 10 years for Mrs. Ryberg).


                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

                             Individual Grants
                   ------------------------------------------
                                  % of Total
                                  Options/SARs                                           Potential Realizable
                   Number of         Granted                                                    Value at
                   Securities        to All         Exercise                          Assumed Annual Rates of Stock
                   Underlying      Employees        or Base         Expiration     Price Appreciation for Option Term
Name               Options/SARs      in 1994       Price($/SH          Date           5%                       10%
----               ------------    ----------      ----------       -----------    ----------------------------------
William J. Rocke     21,718           25.00          $2.75            1/20/00         15,501                 36,462

Jean E. Ryberg       21,718           25.00          $2.50            1/20/05         34,146                 86,532



                  The following table shows Company stock options that were exercised during fiscal 1995 and the number of shares and value of grants outstanding as of June 30, 1995 for each Named Executive.


 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1995 AND YEAR-END OPTION/SAR VALUES


                                                      Number of Securities          Value of Unexercised,
                                                      Underlying Unexercised        In-The-Money Options/SARs
                          Shares                      Options/SARs at 6/30/95(#)          at 6/30/95 ($)
                         Acquired          Value      --------------------------    --------------------------
       Name             on Exercise(#)   Realized($)  Exercisable  Unexercisable    Exercisable  Unexercisable
----------------        --------------   -----------  --------------------------    --------------------------
William J. Rocke             --               --        26,936        21,718            --             --

Jean E. Ryberg               --               --        29,629        21,718            --             4,072


(a) Value of unexercised, in-the-money Company options based on a fair market value of the Company's common stock of $2.6875 per share as of June 30, 1995.



DIRECTOR'S COMPENSATION

                  Each director, including employees of the Company, are paid $750 per Board meeting attended. During fiscal 1995, each director, except for Mr. Greer, received $3,000 for attendance at Board meetings. Mr. Greer was appointed to the Board of Directors on October 9, 1994 and received $2,250 for attendance at Board meetings during fiscal 1995.

EMPLOYMENT AGREEMENTS

                  The Company has entered into employment agreements with Mr. Rocke and Mrs. Ryberg, each for five-year terms, effective July 1, 1995 and expiring June 30, 2000.

                  Mr. Rocke's agreement provides for an annual salary of $225,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of three percent (3%) of the Company's income before taxes and bonuses and 5% of the increase in the Company's income before taxes and bonuses from the prior year.

                  Mrs. Ryberg's agreement provides for an annual salary of $160,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of three percent (3%) of the Company's income before taxes and bonuses and 5% of the increase in the Company's income before taxes and bonuses from the prior year.

                        REPORT OF COMPENSATION COMMITTEE

                  The  Compensation  Committee  of the  Board  of  Directors  is
comprised of Louis T. Mastos and Merlin J. Schumann, both outside directors of the Company. The Committee establishes policies relating to the compensation of employees. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

                  In accordance with recently adopted rules designed to enhance disclosure of companies' policies toward executive compensation, the following is a report submitted by the above-listed committee members in their capacity as the Board's Compensation Committee, addressing the Company's compensation policy as it relates to the named executive officers for fiscal 1995.

COMPENSATION POLICY

                  The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation with bonuses based upon corporate performance. Annual cash compensation, together with equity-based, incentive compensation is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and management are eligible to participate in the Company's Incentive Stock Option Plan.

FISCAL 1995 COMPENSATION

                  The Company's fiscal 1995 executive compensation consisted of:
(1) a base salary, (ii) bonuses based upon the Company's income before income taxes and bonuses, and (iii) fixed contributions to a defined contribution Profit Sharing Plan. Stock options are granted from time to time by the Board of Directors. Options were granted in 1995 as the committee feels that options as a stock-based performance compensation is an effective incentive for management to create value for shareholders since the value of the option is directly related to the Company's stock price.

                  The Company's 1995 compensation to named executives is best exemplified by examining the salary paid to William J. Rocke, the Company's Chairman and Chief Executive Officer which is based upon an employment agreement entered into in 1990 after negotiations with the Board of Directors. The agreement called for a base salary with five percent (5%) increases annually. Additionally, the agreement provided for a bonus of three percent (3%) of the Company's income before taxes and the bonuses. The base salary is believed to be in the range of those of other executives in comparable companies, both regionally and nationally. The bonus was tied to income and in prior years caused compensation to increase, however bonuses did not increase in 1995 as there was a maximum of $50,000 per executive.

                  The Committee believes that linking executive compensation to corporate performance (i.e., income) provides incentive to the executives to enhance the corporate performance and the shareholders interests. It was with this in mind that committee recommended to the Board of Directors that the bonus portion of executive compensation be revised effective July 1, 1995. The committee believes that the new bonus arrangement will provide addition incentive to the executive offices to further enhance the Company's performance. The new bonus arrangement provides for a base bonus of three percent (3%) of the Company's income before taxes and bonuses. An additional bonus of five percent (5%) of the increase in the Company's income before taxes and bonuses from the prior year will be paid to each named executive office. The new bonus arrangement is effective until June 30, 2000 and it is the belief of the committee that the compensation levels in 1995 and the ensuing five years will reflect the Company's compensation policy.


                                Louis T. Mastos
                                Merlin J. Schumann



                              COMPANY PERFORMANCE

                  The following graph reflects a five-year comparison of cumulative total returns for the Company's Common Stock, the American Stock Exchange Market Value Index, and the Company's Peer Group of Stocks based on the four-digit SIC Code Index. The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each of the periods and indexes is based on the stock price or composite index at the end of fiscal 1990. The graph compares the performance of the Company with AMEX and Peer Group Indexes with the investment weighted based upon market capitalization.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN


                                    (GRAPH)



  Measurement Period       Frontier Adjusters of    American Stock    Peer Group
(Fiscal Year Covered)           America, Inc.          Exchange        of Stocks

        1990                       100                   100             100
        1991                       111.49                 99.35          109.04
        1992                       114.12                109.24          110.72
        1993                       103.06                119.44          115.30
        1994                       104.32                115.29          112.87
        1995                       114.09                138.73          130.90





CERTAIN TRANSACTIONS

                  Old Frontier Investment, Inc. of Arizona, of which William J. Rocke and Garnet Rocke, his wife, are owners of 51% of the issued and outstanding stock of said corporation and James S. Rocke owns the remaining 49%, has entered into a license agreement with the Company pursuant to which it operates, under standard terms and conditions, an insurance adjusting business located in Scottsdale, Arizona, and is paid a 5% royalty on gross revenues derived from services provided by others in certain other Arizona towns. The Company paid that corporation $20,255 during fiscal year 1995 in connection with such 5% royalty agreement.

                  George M. Hill, Vice President and Director of the Company, is a senior partner in the law firm which acts as General Counsel to the Company. During the fiscal year 1995, the Company paid such firm $88,544 for services rendered and disbursements. Such fees will continue to accrue, pursuant to a retainer agreement, at the rate of $6,650 per month effective September 1, 1995.

                  The Company paid its Vice Chairman, William W. Strawther, Jr., $20,000 during fiscal year 1995 for business and financial consulting services.

                  The Company believes that the cost of the Company for all of the foregoing were and are competitive with charges for similar services and facilities available from third parties.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Based solely on a review of the copies of such forms received by the Company during the fiscal year ended June 30, 1995, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year, except that (i) each of William J. Rocke, Jean E. Ryberg, James S. Rocke and Patric R. Greer filed late reports on Form 5 covering one grant of stock options to each person pursuant to the Company's 1987 Incentive Stock Option Plan and (ii) R. Scott Younker filed late one report on Form 5 covering one transaction.


                                  PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                  The Board of Directors has appointed McGladrey & Pullen, LLP, independent public accountants, as the auditors of the Company, to serve as such at the pleasure of the Board of Directors.

                  The shareholders of the Company are being asked to approve this appointment. Approval of the proposal by the shareholders will require the affirmative vote of the holders of a majority of the shares of Common Stock then represented at the Meeting. In the absence of direction by shareholders executing proxies, the persons named in the enclosed proxy will vote FOR this proposal.

                  Audit services provided by McGladrey & Pullen, LLP during the year ended June 30, 1995 consisted of the examination of consolidated financial statements of the Company and its subsidiaries, reviews of information in certain filings with the Securities and Exchange Commission and periodic consultation regarding accounting and financial matters. The Company is informed that neither McGladrey & Pullen, LLP nor any of its partners of associates has any relationship with the Company, other than as independent auditors.

                  Certain financial statements of the Company appear in the Company's 1995 Annual Report. A representative of McGladrey & Pullen, LLP will be present at the Meeting and will be available to make a statement and to respond to questions concerning the financial statements.

                                 OTHER MATTERS

                  Management of the Company knows of no other matters which will come before the Meeting. However, if any other matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote each proxy in accordance with their judgment on such matter.

                             SHAREHOLDER PROPOSALS

                  Proposals by shareholders which are intended to be presented at the next annual meeting of shareholders of the Company must be received by the Company on or before May 11, 1996 to be considered for inclusion in the Company's proxy statement for the 1996 Annual Meeting of Shareholders.


                              By Order of the Board of Directors


                              James S. Rocke

                              James S. Rocke
                              Secretary

Phoenix, Arizona
September 10, 1995

FRONTIER ADJUSTERS OF AMERICA, INC.                      THIS PROXY IS SOLICITED
P.O. Box 7680                                            ON BEHALF OF THE BOARD
Phoenix, Arizona  85011                                  OF DIRECTORS

                                   P R O X Y
--------------------------------------------------------------------------------

The undersigned hereby appoints WILLIAM J. ROCKE and JEAN E. RYBERG as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all the shares of common stock of Frontier Adjusters of America, Inc. held of record by the undersigned as of the close of business on August 18, 1995, at the annual meeting of shareholders to be held on October 13, 1995 at 9:00 A.M. (Phoenix, Arizona time) and at any adjournment thereof.


1.  ELECTION OF DIRECTORS    FOR all nominees listed below
                            (except as marked to the contrary below)______

                             WITHHOLD AUTHORITY
                             to vote for each nominee indicated by X______

  [ ] William J. Rocke   [ ] Jean E. Ryberg        [ ] William W. Strawther, Jr.
  [ ] Louis T. Mastos    [ ] George M. Hill        [ ] Merlin J. Schumann
  [ ] Patric R. Greer    [ ] R. Scott Younker      [ ] James S. Rocke

2. To ratify the selection of McGladrey & Pullen, LLP, Certified Public Accountants, as the auditors of Frontier Adjusters of America, Inc. for the Company's fiscal year ending June 30, 1996.

    FOR                     AGAINST                   ABSTAIN
       -----------------           -----------------         -------------------

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.




This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2 and, with respect to Proposal 3, as appropriate in the Board's judgment.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Dated:
                              --------------------------------------------------
                        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                        PROMPTLY, USING THE ENCLOSED ENVELOPE.

                         -------------------------------------------------------
                         Signature

                         -------------------------------------------------------
                         Signature if held jointly